                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2006

Date of reporting period: DECEMBER 31, 2006

Item 1. Report to Shareholders

ANNUAL REPORT D E C E M B E R 3 1 , 2 0 0 6

                       Worldwide Insurance Trust

                               WORLDWIDE EMERGING MARKETS FUND

The information in the shareholder letter represents the personal opinions of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the portfolio manager are as of December 31, 2006, and are subject to change.

Worldwide Emerging Markets Fund

Dear Shareholder:

It is our pleasure to report that the Initial Class shares of Van Eck Worldwide Emerging Markets Fund gained 39.51% for the year ended December 31, 2006. In comparison, emerging markets equities as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, returned 32.59% for the year. We attribute the Fund’s outperformance primarily to individual stock selection, some of which we discuss below.

Market and Economic Review

It is somewhat astounding that 2006 marked another year of solid performance for emerging markets equities. It was the fourth consecutive year of positive absolute returns for the asset class, the longest stretch since the benchmark MSCI Emerging Markets Index was first introduced in 1987. For the year, emerging market equities also outpaced both the broader U.S. equity market, as measured by the S&P 500 Index2 (+15.8%), and the developed international markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3 (+23.5%).

When we last wrote to you in July, we had painted a somewhat cautionary picture. Our concerns were not surprising given the global equity sell-off that had unfolded in May and June on the heels of the U.S. Federal Reserve Board’s (the Fed’s) 16th rate increase since June 2004. Emerging markets equities were hard hit in the downturn, as investors retreated to less risky investments on fears of rising interest rates. In little more than a month, the MSCI EM Index plunged nearly 25%. These early summer headwinds, however, proved short-lived, and confidence in the Fed’s direction managed to grow steadily in the year’s second half. After climbing 5.0% in the third quarter, emerging market equities soared 17.6% in the fourth quarter as measured by the benchmark Index.

In many ways, 2006’s strength is an indication that emerging markets economies are on more stable footing than in the past. Investors continue to recognize and reward the positive transitions that have been unfolding since the tribulations of the late ‘90s. Many emerging markets economies are in healthier shape now, having reduced leverage, increased reserves and lessened dependence on U.S. exports. Macro-economic management has also generally improved, although there remain exceptions to the rule. Asset markets have widened and deepened as the asset class continues to attract a broader range of both international and domestic investors.

At the same time, the brief mid-year “wobble” reminds us that there are inherent risks. It is worth noting that emerging market stock valuations are not as compelling now as they have been. Emerging market equities are no longer uniformly priced at a discount to developed market equities. In particular, fears of inflationary pressure, driven by rising industrial commodity prices, have recently increased investors’ aversion to risk, up from the very low levels that had previously existed. For example, oil prices set a new all-time high in absolute terms this past summer. There are some signs of bubble-type behavior in the asset markets, notably in Chinese domestic stocks.

Country-specific risks also warrant attention as demonstrated by two recent examples. First, third-term Venezuelan President Hugo Chavez caused a major stir in December when he announced his intentions to end the Venezuelan Central Bank’s autonomy and nationalize the country’s telecommunications and electric utilities. Second, in mid-December, Thai authorities imposed capital controls in order to curb speculative inflows that had lifted the Thai baht, only to partially back peddle once the stock market was clobbered. For many, this harkened back to the gloomy days of the Asian financial crisis of 1997. Although these two situations are certainly regrettable, they are not likely to spoil the party.

And what a party it has been, with 2006 marking another year of record-setting inflows into the asset class. A combination of foreign direct investment, portfolio investment and current account surpluses drove broad foreign currency appreciation against the U.S. dollar, particularly in Asia. The Thai baht, Indonesian rupiah, Brazilian real and Russian ruble appreciated substantially, although the depreciation of the South African rand and the Turkish lira detracted value from equity investments denominated in these currencies.

Regional Performance

Latin America led performance regionally, as a peak in commodity prices benefited certain commodity-intense economies in the region. The MSCI EM Latin America Index4 rose 42.8% in 2006 (in U.S. dollar terms), its

Worldwide Emerging Markets Fund

fourth straight year of double-digit increases. Shares of companies in Mexico and Brazil were among the leaders, supported by increased domestic demand despite contentious presidential elections in the second half of 2006. Asian markets produced returns comparable to the Index, yet performances by individual countries were widely dispersed. High economic growth and a domestic shift of liquidity from bank deposits into stocks drove a re-rating of the Chinese market, including the Hong Kong listed H-Shares, whose benchmark index increased 97.6% .

Thailand was the main detractor for Asia as political risks increased in the second half of 2006. After suffering marginal losses following a military coup in September, the yearend capital control fiasco brought the total return for the SET Index5 to 13.3% in U.S. dollar terms. The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index6 lagged the broader Index as U.S. dollar denominated returns in Turkey (–4.4%) and South Africa (+28.1%) weighed on the region. Russian equities (+51.5% in U.S. dollar terms) benefited from the record-high energy prices that prevailed throughout the summer, and from strong domestic consumption.

As in 2005, commodities once again ruled sector leadership within the emerging markets asset class. The top three performing sectors were utilities (+40.4%), materials (+37.6%) and energy (+37.0%) . By contrast, healthcare and technology were the asset classes’ biggest laggards.

Fund Review

Throughout 2006, we generally favored Emerging Asia over Latin America and the EMEA (Emerging Europe, Middle East and Africa) markets in terms of regional weightings. As of December 31, 2006, the Fund was neutral in exposure to Latin America relative to the MSCI EM Index and overweight Emerging Asia at the expense of the EMEA markets.

We made some significant changes to the Fund’s regional exposure in 2006. Most notably, we increased the Fund’s weighting to the BRIC (Brazil, Russia, India and China) economies, up from 22.9%, of total net assets at yearend 2005 to 27.0% by December 31, 2006. This shift was a byproduct of individual stock selection rather than a proactive intention to mimic the BRIC theme, which proved popular last year. Over the twelve months, we also reduced the Fund’s holdings in South Korea from 20.4% to 15.2% and decreased our position in South Africa from 8.4% to 7.7% by selling several financial-related names.

In terms of sector exposure, the Fund enjoyed the positive effects of accumulating exposure to the energy sector, especially in the first half of the year as crude oil markets reached record highs by mid-July. On the other hand, the Fund’s performance was hurt by its overweighting in the technology sector and its underweighting in utilities, relative to the MSCI EM Index.

From a stock-specific perspective, the Fund’s Asian holdings made the greatest positive contribution to performance in 2006. For example, Hong Kong-listed Kingboard Chemical Holdings (1.5% of Fund net assets as of December 31, 2006) had a rather pedestrian first half in terms of its stock price, but its shares were ignited in the second half by recognition of the company’s expanding margins in its circuit board and chemicals divisions and by its plan to create shareholder value by spinning off its laminates business. Another notable performer was Indonesia’s Berlian Laju Tanker (0.5% of Fund net assets). The company was able to take advantage of strong demand for liquid energy transportation through a timely expansion of the number of vessels in its fleet.

Of course, not all of the Fund’s Asian holdings performed well last year. ZyXEL Communications (0.9% of Fund net assets), a Taiwanese high-end modem and communications equipment manufacturer, encountered strong competition from rival telecom equipment suppliers, leading to reduced profit margins and a decline in revenues. Hong Kong listed Techtronic Industries also struggled throughout the year. Rising input costs and stunted demand from the U.S. for its professional hand tool products made for a challenging second half. (It represented 0% of Fund net assets as of December 31, as we had exited this holding by yearend.)

In managing the Fund, we seek to invest in companies that have good growth, a good business model and, if possible, a catalyst for re-rating. At the same time, the valuation discipline is equally important when purchasing shares. There were several new holdings that debuted in the Fund’s portfolio in 2006 that fit our criteria and deserve mention:

Worldwide Emerging Markets Fund

Malaysian heavy equipment manufacturer KNM Group; Panama’s airline operator Copa Holdings; and South Korea’s Hyunjin Materials, a parts manufacturer for heavy industries. Each holding exhibited improving fundamentals while being relatively undervalued when we established our positions, and each has made a positive contribution to Fund performance since purchase. (These three holdings represented 1.3%, 1.6%, and 0.7% of Fund net assets, respectively, as of December 31, 2006.)

In terms of our sell discipline, we look to divest the Fund of companies that are relatively less attractive based on changes in share price valuation or that are being negatively impacted by deteriorating operating, trading or management factors. There were several important sales of note last year. We sold the Fund’s position in the world’s largest rubber glove manufacturer, Top Glove Corporation of Malaysia. Despite its good management and solid business, the company’s stock price became too expensive for us. We also sold the Fund’s position in the regional construction and power generator Enka Insaat ve Sanayi based in Turkey. Enka Insaat exhibited strong performance throughout most of the year, and we believe it had reached its full valuation at the time of sale. We also eliminated the Fund’s holding in South Korea’s STX Shipbuilding Co. as it had also become overvalued relative to comparable stocks within the shipbuilding industry.

* * *

As we begin the new year, most forecasts for the emerging markets asset class are relatively bullish. We caution investors that these forecasts are not without some risks. In our view, the global economic slowdown, the re-pricing of earnings expectations and the widening of risk premiums pose formidable threats. Given the continued dependence by a majority of developing countries on export-driven growth puts them at risk should the major industrial economies lose steam. Further risks derive from imbalances that could fuel inflation or that may lead to unsustainable increases in asset prices. Although inflation has, thus far, been kept under control in most developing countries, commodity prices—although down from midyear highs—remain highly volatile. Furthermore, the monetary authorities in many countries continue to be challenged by implementing policy decisions that ensure macroeconomic and financial stability.

We would like to point out that we remain firm, even fervent, believers in the medium- to long-run potential of the emerging markets. Anyone who has visited China or India recently is acutely aware of the buzzing energy and growth that is so tangible in most emerging market economies. We just want to caution investors, that in this coming year, we are less likely to enjoy the “stampeding” performance of the past three years.

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are much less liquid and much more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk because of political and economic uncertainty, exaggeration of price movements due to leverage, interest rate changes and market fluctuation. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. We maintain that portfolio diversification is a key element to successful investing. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We thoroughly appreciate your participation in Van Eck Worldwide Emerging Markets Fund. Rest assured, we will continue to work diligently, and we look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager

January 22, 2007

Worldwide Emerging Markets Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

2 The Standard & Poor’s (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

3 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

4 The MSCI EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of June 2006 the MSCI EM Latin America Index consisted of the following six emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

5 The Bangkok SET Index is a capitalization-weighted index of stocks traded on the Stock Exchange of Thailand.

6 The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa. As of June 2006, the MSCI EM EMEA Index consisted of the following ten emerging market country indices: Czech Republic, Hungary, Poland, Russia, Turkey, Israel, Jordan, Egypt, Morocco, and South Africa.

Please note all regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Worldwide Emerging Markets Fund

Geographical Weightings* as of December 31, 2006 (unaudited)

Sector Breakdown*
as of December 31, 2006 (unaudited)

Industrial	20.2%
Financial	17.6%
Energy	12.5%
Consumer Cyclical	12.2%
Technology	8.2%
Communications	7.2%
Basic Materials	6.0%
Diversified.	2.9%
Consumer Non-cyclical	2.8%
Utilities	1.6%
Cash/Equivalents Plus Other Assets
Less Liabilities	8.8%

_______________________
*Percentage of net assets.
Portfolio is subject to change.

Worldwide Emerging Markets Fund
Top Ten Equity Holdings as of December 31, 2006* (unaudited)

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 3.6%)

Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

HON HAI Precision Industry Co. Ltd.
(Taiwan, 3.0%)

HON HAI Precision Industry manufactures and assembles a broad range of products for the computer and communications industries, including personal computer (PC) connectors and cable assemblies used in desktop PCs and PC servers.

LUKOIL
(Russia, 2.9%)

LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products. LUKOIL operates refineries and gasoline filling stations in Russia and the United States. The company transports oil through pipelines and petroleum products with its fleet of ships.

Samsung Electronics Co. Ltd.
(South Korea, 2.8%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment, such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

Kookmin Bank
(South Korea, 2.6%)

Kookmin Bank provides various commercial banking services, such as deposits, credit cards, trust funds, foreign exchange transactions, corporate finance and also offers Internet banking services.

FirstRand Ltd.
(South Africa, 2.4%)

FirstRand provides diverse financial services in the areas of retail, corporate, investment and merchant banking, life insurance, employee benefits, health insurance and asset and property management. The banking and insurance activities of the group are consolidated in the wholly owned subsidiaries FirstRand Bank Holdings Limited and Momentum Group Limited.

Mahindra & Mahindra Ltd.
(India, 2.3%)

Mahindra & Mahindra manufactures automobiles, farm equipment and automotive components. The company’s automobile products include light-, medium- and heavy-commercial vehicles, multi-utility vehicles and passenger cars. Its farm equipment sector designs, develops, manufactures and markets tractors, serving the Indian market.

Cia Vale do Rio Doce (CVRD)
(Brazil, 2.3%)

CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

Hyundai Mobis
(South Korea, 2.1%)

Hyundai Mobis manufactures and markets automotive parts and equipment both for auto assembly and the after-sales market.

SFA Engineering Corp.
(South Korea, 2.0%)

SFA Engineering’s principal activities are manufacturing and servicing technologies in factory automation and logistic management systems. The company focuses on key production and distribution attributes including quality control, communications, highly reliable production, system engineering and precision processing.

__________________
*Portfolio is subject to change.
  Company descriptions courtesy of Bloomberg.com.

Worldwide Emerging Markets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2006–
		July 1, 2006	December 31, 2006	December 31, 2006
Initial Class	Actual	$1,000.00	$1,259.10	$7.40
	Hypothetical**	$1,000.00	$1,018.65	$6.61
Class R1	Actual	$1,000.00	$1,259.30	$7.46
	Hypothetical**	$1,000.00	$1,018.60	$6.67

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2006) of 1.30% on Initial Class Shares and 1.31% on the Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Worldwide Emerging Markets Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in the Worldwide Emerging Markets Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the MSCI Emerging Markets Index.

Van Eck Worldwide Emerging Markets Fund (Initial Class) vs. MSCI Emerging Markets Index				Van Eck Worldwide Emerging Markets Fund (Class R1) vs. MSCI Emerging Markets Index
						Since
Average Annual Total Return 12/31/06	1 Year	5 Year	10 Year	Average Annual Total Return 12/31/06	1 Year	Inception
Van Eck Worldwide Emerging				Van Eck Worldwide Emerging
Markets Fund (Initial Class)[1]	39.51%	28.22%	8.73%	Markets Fund (Class R1)[1]	39.49%	37.60%
MSCI Emerging Markets Index	32.59%	26.99%	9.40%	MSCI Emerging Markets Index	32.59%	35.10%

[1]	Inception date for the Van Eck Worldwide Emerging Markets Fund was 12/21/95 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Worldwide Emerging Markets
Schedule of Investments
December 31, 2006

Number
of Shares		Value
COMMON STOCK: 89.6%

ARGENTINA 2.1%
185,000	Inversiones y
	Representaciones
	S.A. (GDR)†	$3,128,350
65,000	Tenaris S.A. (ADR)	3,242,850
		6,371,200

BRAZIL 10.6%
100,000,000	AES Tiete S.A.	2,915,984
269,532	Cia Vale de Rio Doce	6,825,032
32,000	Guararapes Confeccoes S.A.	1,595,132
1,048,837	Investimentos Itau S.A.	5,360,777
105,000	Petroleo Brasileiro S.A. (ADR)	10,813,950
208,000	Saraiva S.A. Livreiros Editores	2,326,796
115,000	Vivax S.A.†	2,099,228
		31,936,899

CHINA 1.8%
3,750,000	Harbin Power Equipment#	4,289,095
3,698,000	Norstar Founders
	Group Ltd.#	1,232,592
		5,521,687

HONG KONG 7.0%
2,620,000	Chen Hsong Holdings#	1,619,426
5,997,000	CNOOC Ltd.#	5,685,388
1,175,000	Hopewell Holdings#	4,113,190
1,140,000	Kingboard Chemical
	Holdings Ltd.#	4,476,563
1,291,000	Lifestyle International
	Holdings Ltd.#	3,311,799
5,371,000	PYI Corp.#	2,005,433
		21,211,799

HUNGARY 1.4%
95,000	OTP Bank PCL#	4,357,144

INDIA 7.2%
80,000	Bharat Electronics Ltd.#	2,431,327
301,500	Hirco PLC (GBP)†	2,538,450
450,000	IVRCL Infrastructures
	& Projects Ltd.#	3,908,213
345,000	Mahindra & Mahindra Ltd.#	7,071,991
80,000	Suzlon Energy Ltd.#	2,356,328
125,000	Tata Tea Ltd.#	2,032,184
585,000	Welspun-Gujarat Stahl Ltd#	1,223,087
		21,561,580

Number
of Shares		Value
INDONESIA 1.2%
8,464,000	Berlian Laju Tanker Tbk PT#	$1,633,904
1,500,000	Perusahaan Gas Negara
	Tbk PT#	1,944,312
		3,578,216

ISRAEL 0.8%
1,100,000	Israel Discount Bank Ltd.†#	2,426,984

KAZAKHSTAN 0.1%
15,200	Kazkommertsbank (GDR) R	351,120

MALAYSIA 1.3%
1,535,700	KNM Group BHD#	3,824,661

MEXICO 3.7%
85,000	America Movil S.A.
	de C.V. (ADR)	3,843,700
18,000	Fomento Economico
	Mexico S.A. (ADR)	2,083,680
905,000	Grupo Financiero
	Banorte S.A. de C.V.	3,538,573
500,000	Urbi Desarrollos Urbanos
	S.A. de C.V.†	1,805,054
		11,271,007

NIGERIA 0.2%
4,000,000	Guaranty Trust Bank	563,665

PANAMA 1.6%
103,000	Copa Holdings S.A. (ADR)	4,795,680

PHILIPPINES 1.2%
65,000,000	Megaworld Corp#	3,192,781
26,000,000	Megaworld Corp Rights
	(P1.82, expiring 1/9/07)†	312,742
		3,505,523

POLAND 0.2%
162,000	Multimedia Polska SA †	684,649

RUSSIA 5.8%
100,000	LUKOIL (ADR)	8,795,000
85,000	OAO Gazprom (ADR)#	3,881,998
285,000	Ritek (USD)	2,907,000
200,000	TNK-BP Holding (USD)	519,000
5,000	Vismpo-Avisma Corp. (USD)#	1,466,496
		17,569,494

SINGAPORE 2.8%
2,175,000	Datacraft Asia Ltd. (USD)†#	2,490,896
515,000	Ezra Holdings Ltd.#	1,333,465
800,000	Goodpack Ltd.†#	802,603

See Notes to Financial Statements

Worldwide Emerging Markets
Schedule of Investments
December 31, 2006 (continued)

Number
of Shares		Value
SINGAPORE: (continued)
31,250	Goodpack Ltd. Warrants
	(SGD 1.00, expiring 4/13/07)†	$9,984
1,115,000	Midas Holdings Ltd.#	941,522
3,700,000	Tat Hong Holdings Ltd.#	2,834,448
		8,412,918

SOUTH AFRICA 7.7%
501,000	African Bank
	Investments Ltd.#	2,037,960
180,000	Bidvest Group Ltd.#	3,420,262
2,269,200	FirstRand Ltd.#	7,159,934
175,000	Naspers Ltd.#	4,148,230
390,000	Spar Group Ltd.#	2,399,967
150,000	Standard Bank Group Ltd.#	2,015,155
115,775	Sun International Ltd.#	1,961,134
		23,142,642

SOUTH KOREA 15.2%
41,800	Core Logic, Inc.#	1,386,957
77,000	Hynix Semiconductor, Inc.†#	3,001,958
69,500	Hyundai Mobis #	6,384,766
100,800	Hyunjin Materials Co. Ltd.†	1,972,645
99,000	Kookmin Bank #	7,959,800
60,000	LS Industrial Systems
	Co. Ltd.#	2,085,013
120,000	Meritz Fire & Marine
	Insurance Co. Ltd.#	810,731
12,950	Samsung Electronics Co. Ltd.#	8,495,311
181,000	SFA Engineering Corp.#	5,995,875
136,463	Taewoong Co. Ltd.#	4,712,757
125,000	Woori Finance Holdings
	Co. Ltd.	2,962,799
		45,768,612

TAIWAN 12.3%
810,637	Advantech Co. Ltd.#	2,907,861
1,334,671	Asia Vital Components
	Co. Ltd.†#	810,097
439,693	Catcher Technology Co. Ltd.#	4,281,359
225,000	ChipMOS TECHNOLOGIES
	Bermuda Ltd.†	1,527,750
3,825,000	Formosa Taffeta Co. Ltd.#	2,889,116
179,500	Foxconn Technology Co. Ltd.#	2,140,149
1,583,566	Gemtek Technology Corp.#	3,435,108
1,254,123	HON HAI Precision
	Industry Co. Ltd.#	8,923,218
4,347,448	King Yuan Electronics Co. Ltd.#	3,607,158
101,867	Novatek Microelectronics
	Corp. Ltd.#	458,827
442,000	Powertech Technology#	1,837,376

Number
of Shares		Value
TAIWAN: (continued)
1,750,000	Uni-President
	Enterprises Corp.#	$1,742,680
2,090,500	ZyXEL Communications
	Corp.#	2,603,355
		37,164,054

THAILAND 2.3%
256,000	Banpu PCL#	1,338,134
5,689,760	Minor International PCL	1,909,962
668,976	Minor International PCL
	Warrants (THB 6.00,
	expiring 3/29/08)†	107,565
205,000	Siam Cement PCL#	1,417,331
1,350,000	Thai Oil PCL	1,999,295
		6,772,287

TURKEY 2.1%
500,000	Asya Katilim Bankasi AS †#	1,961,018
299,999	Enka Insaat ve Sanayi A.S.#	3,176,104
1,249,999	GSD Holding†#	1,028,349
69,200	Usas Ucak Servisi#	224,665
		6,390,136

UKRAINE 0.8%
175,000	XXI Century Investments
	Public Ltd †#	2,448,856
Total Common Stocks
(Cost: $158,492,691)		269,630,813

PREFERRED STOCKS: 1.6%

BRAZIL 1.6%
96,000	Cia Vale de Rio Doce (ADR)	2,520,000
77,600	Petroleo Brasileiro S.A.	1,808,790
125,000	Randon Participacoes S.A.	561,666

Total Preferred Stocks
(Cost: $1,137,333)		$4,890,456

See Notes to Financial Statements

Worldwide Emerging Markets
Schedule of Investments
December 31, 2006 (continued)

	Principal
	Amount	Value
Repurchase Agreement: 7.3%
State Street Bank & Trust Co.
4.30% (dated 12/29/06, due 1/2/07,
repurchase price $22,079,544,
collateralized by $22,675,000
Federal Home Loan Bank, 4.375%,
due 9/17/10 with a value of
$22,531,824) (Cost: $22,069,000)	$22,069,000	$22,069,000

Total Investments: 98.5%
(Cost: $181,699,024)		296,590,269
Other assets less liabilities: 1.5%		4,618,347
NET ASSETS: 100.0%		$301,208,616

Summary of	% of
Investments	Net
by Sector (unaudited)	Assets	Value
Basic Materials	6.0%	$18,005,967
Communications	7.2	21,631,962
Consumer Cyclical	12.2	36,685,570
Consumer Non-cyclical	2.8	8,258,511
Diversified	2.9	8,781,039
Energy	12.5	37,748,555
Financial	17.6	52,907,601
Industrial	20.2	60,855,281
Technology	8.2	24,786,487
Utilities	1.6	4,860,296
Total Foreign Common
and Preferred Stocks	91.2	274,521,269
Repurchase Agreement	7.3	22,069,000
Total Investments	98.5	296,590,269
Other assets less liabilities	1.5	4,618,347
Net Assets	100.0%	$301,208,616

Glossary:
ADR-American Depositary Receipt
GBP-British Pound
GDR-Global Depositary Receipt
P-Philippine Peso
SGD-Singapore Dollar
THB-Thai Baht
USD-United States Dollar

_____________________
† -	Non-income producing
# -	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $188,094,406 which represented 62.5% of net assets.
R -	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, this security is considered liquid, unless otherwise noted, and the market value amounted to $351,120, or 0.1% of net assets.

Restricted security held by the Fund is as follows:

	Acquisition	Acquisition
Security	Date	Cost
Kazkommertsbank (GDR)	11/3/06	$281,200

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value (Cost $181,699,024)	$296,590,269
Cash	963
Foreign currency (Cost: $6,177,828)	6,221,925
Receivables:
Shares of beneficial interest sold	496,762
Dividends and interest	363,721
Prepaid expenses and other assets	37,377
Total assets	303,711,017

Liabilities:
Payables:
Shares of beneficial interest redeemed	1,439,886
Securities purchased	248,039
Due to Adviser	248,766
Accrued expenses	565,710
Total liabilities	2,502,401

NET ASSETS	$301,208,616

Initial Class Shares:
Net Assets	$220,360,717
Shares of beneficial interest outstanding	8,821,156
Net asset value, redemption and offering price per share	$24.98

Class R1 Shares:
Net Assets	$80,847,899
Shares of beneficial interest outstanding	3,239,846
Net asset value, redemption and offering price per share	$24.95

Net Assets consist of:
Aggregate paid in capital	$131,304,362
Unrealized appreciation of investments and foreign currency transactions	114,504,010
Undistributed net investment income	1,392,631
Undistributed net realized gain on investments and foreign currency transactions	54,007,613
$301,208,616

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Operations
Year Ended December 31, 2006

Income:
Dividends (net of foreign taxes withheld of $499,607)		$4,749,819
Interest		597,390
Total income		5,347,209

Expenses:
Management fees	$2,723,469
Custodian fees	426,641
Report to shareholders	156,910
Insurance	123,551
Professional fees	108,746
Trustees’ fees and expenses	54,526
Transfer agent fees - Initial Class Shares	19,011
Transfer agent fees - R1 Class Shares	6,111
Other	26,110
Total expenses	3,645,075
Net investment income		1,702,134

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments and forward currency contracts		56,589,650
Net realized loss on foreign currency transactions		(29,175)
Net change in unrealized appreciation (depreciation) of investments		33,323,669
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		55,848
Net realized and unrealized gain on investments		89,939,992

Net Increase in Net Assets Resulting from Operations		$91,642,126

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005

Operations:
Net investment income	$1,702,134	$2,318,878
Net realized gain on investments, forward currency contracts and foreign currency transactions	56,560,475	34,005,728
Net change in unrealized appreciation of investments and foreign denominated assets	33,323,669	(15,667)
and liabilities	55,848	24,255,867
Net increase in net assets resulting from operations	91,642,126	60,564,806

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(1,321,301)	(1,381,136)
Class R1 Shares	(396,892)	(252,304)
	(1,718,193)	(1,633,440)
Distributions from net realized capital gains
Initial Class Shares	(20,803,043)	—
Class R1 Shares	(6,248,813)	—
	(27,051,856)	—
Total dividends and distributions	(28,770,049)	(1,633,440)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	45,529,551	33,826,927
Class R1 Shares	27,780,010	33,366,527
Reimbursement from Adviser	—	140,145
	73,309,561	67,333,599
Reinvestment of dividends and distributions
Initial Class Shares	22,124,345	1,381,136
Class R1 Shares	6,645,705	252,304
	28,770,050	1,633,440
Cost of shares redeemed
Initial Class Shares	(93,077,433)	(54,488,928)
Class R1 Shares	(25,139,695)	(14,879,770)
Reimbursement of transaction costs	114,358	—
Redemption fees	63,159	16,421
	(118,039,611)	(69,352,277)
Net decrease in net assets resulting from share transactions	(15,960,000)	(385,238)
Total increase in net assets	46,912,077	58,546,128
Net Assets:
Beginning of year	254,296,539	195,750,411
End of year (including undistributed net investment
income of $1,392,631 and $1,634,652, respectively)	$301,208,616	$254,296,539

* Shares of beneficial interest issued and redeemed (unlimited number of
$.001 par value shares authorized):
Initial Class Shares:
Shares sold	2,152,718	2,013,780
Reinvestment of dividends and distributions	1,110,659	88,876
Shares redeemed	(4,391,614)	(3,322,230)
Net decrease	(1,128,237)	(1,219,574)

Class R1 Shares:
Shares sold	1,327,433	2,020,334
Reinvestment of dividends and distributions	333,955	16,236
Shares redeemed	(1,247,735)	(913,491)
Net increase	413,653	1,123,079

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

	Initial Class					Class R1 Shares
								For the Period
								May 1, 2004*
						Year Ended		Through
	Year Ended December 31,					December 31,		December 31,
	2006	2005	2004	2003	2002	2006	2005	2004
Net Asset Value, Beginning of Period	$19.91	$15.21	$12.15	$7.89	$8.15	$19.89	$15.21	$11.94
Income (Loss) From
Investment Operations:
Net Investment Income	0.14	0.20	0.15	0.13	0.04	0.13	0.17	0.06
Net Realized and Unrealized Gain
(Loss) on Investments	7.15	4.63	2.98	4.14	(0.28)	7.15	4.64	3.21
Total from Investment Operations	7.29	4.83	3.13	4.27	(0.24)	7.28	4.81	3.27
Less:
Dividends from Net
Investment Income	(0.13)	(0.13)	(0.07)	(0.01)	(0.02)	(0.13)	(0.13)	—
Distributions from Net
Realized Capital Gains	(2.09)	—	—	—	—	(2.09)	—	—
Total Dividends and Distributions	(2.22)	(0.13)	(0.07)	(0.01)	(0.02)	(2.22)	(0.13)	—
Redemption fees	— (c)	— (c)	— (c)	—	—	— (c)	— (c)	—	(c)
Net Asset Value, End of Period	$24.98	$19.91	$15.21	$12.15	$7.89	$24.95	$19.89	$15.21
Total Return (a)	39.51%	32.00%	25.89%	54.19%	(3.02)%	39.49%	31.86%	27.39%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$220,361	$198,077	$169,845	$176,308	$149,262	$80,848	$56,219	$25,906
Ratio of Gross Expenses to
Average Net Assets	1.33%	1.35%	1.39%	1.43%	1.36%	1.35%	1.38%	1.52	%(d)
Ratio of Net Expenses to
Average Net Assets (b)	1.33%	1.34%	1.36%	1.34%	1.33%	1.35%	1.36%	1.39	%(d)
Ratio of Net Investment Income
to Average Net Assets	0.63%	1.09%	1.07%	1.27%	0.39%	0.62%	1.04%	1.27	%(d)
Portfolio Turnover Rate	52%	65%	81%	63%	125%	52%	65%	81	%(e)

________
(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratios would be 1.34%, 1.34%, 1.36%, 1.30% and 1.30% for the Initial Class Shares for the years ending December 31, 2006, 2005, 2004, 2003 and 2002, respectively, and 1.35%, 1.36% and 1.39% for the Class R1 Shares for the periods ending December 31, 2006, 2005 and 2004, respectively.

(c)	Amount represents less than $0.01 per share.
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Notes to Financial Statements
December 31, 2006

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

Note 2—Significant Accounting Policies—The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains and losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option

Worldwide Emerging Markets Fund

Notes To Financial Statements (continued)

is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There was no written option activity during the year ended December 31, 2006.

G. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Schedule of Investments.”

Futures Contracts—The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures contracts outstanding at December 31, 2006.

Note 3—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1.00% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 2004 through April 30, 2005 and 1.40% from May 1, 2005 through April 30, 2007. For the year ended December 31, 2006, no expenses were assumed by the Adviser. During the year ended December 31, 2006, the Adviser reimbursed the Fund $22,097 for legal expenses previously charged to the Fund. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the year ended December 31, 2006, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $131,355,412 and $188,181,668, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2006 was $184,444,284 and net unrealized appreciation aggregated $112,145,985 of which $117,282,114 related to appreciated securities and $5,136,129 related to depreciated securities.

At December 31, 2006, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$23,812,860

Undistributed long term capital gains	34,352,747

Unrealized appreciation	111,758,750

Total	$169,924,357

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

	2006	2005
Ordinary income	$4,857,449	$1,633,440

Long-term capital gains	23,912,600	—

Total	$28,770,049	$1,633,440

During 2006, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $225,962 and increased net realized gain on investments by $225,962. Net assets were not affected by this reclassification. This difference was primarily due to foreign currency transactions and foreign tax on net realized capital gains.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The aggregate shareholder accounts of three insurance companies own approximately 74%, 9%, and 6% of the Initial Class Shares and one of whom also owns approximately 99% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S.

Worldwide Emerging Markets Fund

Notes To Financial Statements (continued)

dollar. At December 31, 2006, the Fund had no forward foreign currency contracts outstanding.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fee until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2006, the net value of the asset and corresponding liability of the Fund’s portion of the Plan was $3,643.

Note 10—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk.

Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. There were no outstanding equity swaps at December 31, 2006.

Note 11—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Trust and the Van Eck Funds at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Trust and the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2006, the Fund borrowed under this Facility. The average daily balance during the 30 day period during which the loan was outstanding amounted to $429,074 and the weighted average interest rate was 5.85% . At December 31, 2006, there was no outstanding borrowings by the Fund under the Facility.

Note 12—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligations, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 13—Reimbursement of Transaction Costs—In connection with a full redemption of its shares in the Fund by an insurance company during 2005, the Fund was reimbursed for the transaction costs of $114,358 incurred in selling securities to meet the redemption.

Note 14—Reimbursement from Adviser—During 2005, the Adviser reimbursed the Fund $140,145 in connection with dividends paid in January 2003 and 2004 to shareholders redeeming on the day between record date and ex-dividend date.

Note 15—New Accounting Policies—In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a net asset value is calculated preceding the Fund’s 2007 semi-annual report. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements’’ (“FAS 157’’). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 16—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (NYAG) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the

Worldwide Emerging Markets Fund

amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 17—Subsequent Event—A dividend of $0.12 per share from net investment income and a distribution of $4.74 per share from net realized capital gains ($1.87 per share short-term and $2.87 per share long-term, were paid on January 31, 2007 to shareholders of record of the Initial Class Shares and the Class R1 Shares as of January 30, 2007 with a reinvestment date of January 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2006, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
February 13, 2007

Worldwide Emerging Markets Fund

Board of Trustees/Officers (unaudited)

Position(s),
	Term of		Number of
	Office[2]		Portfolios
	and Length		in Fund	Other
Trustee’s	of Time	Principal	Complex[3]	Directorships
Name, Address[1]	with the	Occupation(s) During	Overseen	Held Outside
and Age	Trust	Past 5 Years	by Trustee	Fund Complex[3]

Independent Trustees:

Jon Lukomnik	Trustee since	Managing Partner, Sinclair Capital LLC;	9	None
50‡¶	March 2006	Consultant to various asset management
companies.

David J. Olderman	Trustee	Private investor	9	Director of
70‡¶	since 1994			Ladig, Inc. and
Minnesota Public Radio.

Wayne H. Shaner	Trustee since	Managing Partner, Rockledge Partners	9	Director, The Torray
59‡¶	March 2006	LLC, since September 2003; Public		Funds, since 1993
		Member Investment Committee, Maryland		(Chairman of the Board
		State Retirement System since 1991; Vice		since December 2005).
President, Investments, Lockheed Martin
Corporation (formerly Martin Marietta
Corporation), 1976-September 2003.

R. Alastair Short	Vice Chairman	Managing Director, The GlenRock	12	None
53‡¶	and Trustee	Group, LLC (private equity investment
	since June 2004	firm), May 1, 2004 to present; President,
Apex Capital Corporation (personal
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Chairman and	President and CEO, SmartBrief, Inc.	12	None
Stamberger	Trustee
47‡¶	since 1994

Worldwide Emerging Markets Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:

Charles T. Cameron	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio
46		Manager, Worldwide Bond Fund Series; Officer of three other
investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation and President, Van Eck
50	and President since 2004	Securities Corporation since February 2004; Private Investor, June
2003 – January 2004; Independent Consultant, Waddell & Reed, Inc.,
April 2003 – May 2003; Senior Vice President, Waddell & Reed, Inc.,
December 2002 – March 2003; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
Mackenzie Investment Management Inc., April 1985 – December
2002. President/Chief Executive Officer/Director, Ivy Mackenzie
Distributors, Inc., June 1993 – December 2002; Chairman/Director/
President, Ivy Mackenzie Services Corporation, June 1993 – December
2002; Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
51		Mutual Fund Operations, Van Eck Securities Corporation; Officer of
three other investment companies advised by the Adviser.

Thomas K. Lynch	Chief Compliance Officer	Chief Compliance Officer, Van Eck Associates Corporation and
50	since 2006	Van Eck Absolute Return Advisers Corp., since January 2007; Vice
President, Van Eck Associates Corporation and Van Eck Absolute
Return Advisers Corp., and Treasurer of Van Eck Mutual Funds, April
2005-December 2006; Second Vice President, Investment Reporting,
TIAA-CREF, January 1996 – April 2005; Senior Manager, Audits,
Grant Thornton, December 1993 – January 1996; Senior Manager,
Audits, McGladrey & Pullen, December 1986 – December 1993;
Officer of three other investment companies advised by the
Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel and Secretary, Van Eck
58	and Secretary since	Associates Corporation, Van Eck Securities Corporation and Van Eck
	2005	Absolute Return Advisers Corp., since December 2005; Managing
Director, Chatsworth Securities LLC, March 2001 – November 2005;
Private Investor/Consultant, September 2000 – February 2001;
Executive Vice President and General Counsel, Mainstay
Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Worldwide Emerging Markets Fund

Board of Trustees/Officers (uanudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years
Alfred J. Ratcliffe	Vice President and	Vice President, Van Eck Associates Corporation since November
59	Treasurer since	2006; Vice President and Director of Mutual Fund Accounting and
	December 2006	Administration, PFPC, March 2000 to November 2006; First Vice
President and Treasurer, Zweig Mutual Funds, March 1995 to
December 1999; Vice President and Director of Mutual Fund
Accounting and Administration, The Bank of New York, December 1
987 to March 1995; Officer of three other investment companies advised by the Adviser.

Jonathan R. Simon	Vice President and	Vice President, Associate General Counsel, Van Eck Associates
32	Assistant Secretary	Corporation, Van Eck Securities Corporation and Van Eck Absolute
	since 2006	Return Advisers Corp. since August 2006, Associate, Schulte Roth &
Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard &
Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President	Senior Vice President and Chief Financial Officer, Van Eck Associates
51	and Chief Financial	Corporation; Senior Vice President, Chief Financial Officer, Treasurer
	Officer since 1985	and Controller, Van Eck Securities Corporation and Van Eck Absolute
Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4]	Executive Vice President	Director of Van Eck Associates Corporation; Director and Executive
42	since 2004	Vice President, Van Eck Securities Corporation; Director and
Executive Vice President, Van Eck Absolute Return Advisers Corp.;
Director, Greylock Capital Associates LLC., Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4]	Executive Vice President	Director and Executive Vice President, Van Eck Associates
43	since 2005	Corporation; Director, Executive Vice President and Chief
Compliance Officer, Van Eck Securities Corporation; Director and
President, Van Eck Absolute Return Advisers Corporation; Director,
Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust;
Officer of three other investment companies advised by the Adviser.

_________________________
[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
[2]	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	99 Park Avenue, New York, NY 10016	www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Worldwide  Insurance Trust, billed audit fees of $161,600 for 2006 and $157,600 for 2005.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $4,147 for 2006 and $40,583 for
     2005.

c)   Tax Fees

     Ernst & Young billed tax fees of $19,250 for 2006 and $21,469 for 2005.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         ----------------------------------
Date  February 23, 2007
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  February 23, 2007
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  February 23, 2007
      -----------------